Exhibit 1.1

EXECUTION COPY

17,000,000 Shares

SL GREEN REALTY CORP.

Common Stock

UNDERWRITING AGREEMENT

May 12, 2009

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, NY 10036

Ladies and Gentlemen:

SL Green Realty Corp., a Maryland corporation (the “Company”), which qualifies for federal income tax purposes as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), and SL Green Operating Partnership, L.P., a Delaware limited partnership the sole general partner of which is the Company (the “Operating Partnership” and together with the Company, the “Transaction Entities”), each wish to confirm as follows its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 15 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly (the “Offering”), of the respective numbers of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) set forth in said Schedule A; and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 2,550,000 additional shares of Common Stock.  The 17,000,000 shares of Common Stock to be purchased by the Underwriters (the “Initial Shares”) and all or any part of the 2,550,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Shares”) are hereinafter called, collectively, the “Shares.”

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Prospectus (as hereinafter defined).

The Transaction Entities understand that the Underwriters propose to make a public offering of the Shares as soon as the Representative deems advisable after this Agreement has been executed and delivered.

1.                                       Representations, Warranties and Agreements of the Transaction Entities.  Each of the Transaction Entities, jointly and severally, represents, warrants and agrees that, as of the date hereof and as of the Closing Date (as hereinafter defined):

(a)                                            The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-138976), including a prospectus, relating to, among other securities, the Shares and the offering thereof from time to time in accordance with Rule 415 under the United States Securities Act of 1933, as amended (the “Securities Act”).  Such registration statement has become effective under the Securities Act. As used in this Agreement:

(i)                                     “Applicable Time” means 8:00 a.m. (New York City time) on the date of this Agreement;

(ii)                                  “Effective Date” means any date as of which such Registration Statement (as defined below) relating to the Shares became, or is deemed to have become, effective under the

Securities Act in accordance with the rules and regulations (the “Securities Act Regulations”) of the Commission thereunder;

(iii)                               “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares;

(iv)                              “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, including any preliminary prospectus supplement thereto relating to the Shares, if applicable;

(v)                                 “Disclosure Package” means, as of the Applicable Time, (i) the base prospectus then filed as part of the Registration Statement as supplemented by the most recent form of preliminary prospectus supplement, if any, (ii) each Issuer Free Writing Prospectus, if any, identified in Schedule II attached hereto, and (iii) the information set forth in Schedule IV hereto;

(vi)                              “Prospectus” means the final prospectus relating to the Shares, including any prospectus supplement thereto relating to the Shares, as filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations; and

(vii)                           “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the base prospectus filed as part of the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof.  Any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be, at or prior to the date of this Agreement.

For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The term “Subsidiary” means a corporation, partnership or limited liability company, a majority of the outstanding voting or economic interests of which are owned or controlled, directly or indirectly, by the Company, the Operating Partnership, or by one or more other Subsidiaries of the Company or the Operating Partnership, but not including the Joint Venture Entities (as defined below). 1250 Broadway Realty Corp., 141 Fifth Avenue JV LLC, 1515 Broadway Realty Corp., 16 COURT STREET JV LLC, 1604-1610 BROADWAY OWNER LLC, 1745 Broadway Realty Corp., 2 HERALD HOLDING LLC, 379 West Broadway Owner LLC, 485 Lexington JV LLC, 521 Fifth Avenue JV LLC, 609 PARTNERS, LLC, 717 GFC OWNER, LLC, 800 Third Avenue Associates LLC, 885 THIRD HOLDING LLC, 919 THIRD AVENUE LLC, Green 19W44 JV LLC, Meadows Office MM LLC, One Park Realty Corp., SL Green 100 Park LLC, TIMES SQUARE & 34TH HOLDING LLC, West 34th JV

LLC, ONE COURT SQUARE HOLDINGS LLC, RT TRI-STATE LLC are each a “Joint Venture Entity,” and together, the “Joint Venture Entities.”

(b)                                           The Company meets the requirements for use of Form S-3 under the Securities Act as of the applicable Effective Date of the Registration Statement and any amendment thereto, as of the applicable filing date of the Prospectus Supplement and any amendments thereto and as of the Closing Date (as defined in Section 4(a)) and each Date of Delivery (as defined in Section 2(b)), if any.  The Registration Statement was filed not earlier than the date that is three years prior to the Closing Date.

(c)                                            (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the Securities Act and (iv) as of the Applicable Time, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on an “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to the use of the automatic shelf registration statement form. At (i) the time of filing the Registration Statement, (ii) the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Shares and (iii) the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 of the Securities Act Regulations, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Securities Act Regulations.

(d)                                           Any offer that is a written communication relating to the Shares made prior to the filing of the Registration Statement by the Company or any person acting on its behalf with the express permission of the Company (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

(e)                                            The Registration Statement conformed and will conform in all material respects on the Effective Date, on the date hereof, on the Closing Date and on each Date of Delivery (if any), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Securities Act Regulations.  The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b), on the Closing Date and on any applicable Date of Delivery, if such date is not the Closing Date, to the requirements of the Securities Act and the Securities Act Regulations.  The Registration Statement did not, as of the Effective Date or on the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus will not, as of its date and on the Closing Date and on the applicable Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein.  The Transaction Entities acknowledge that the only information furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or any Prospectus is the information set forth in Exhibit A hereto.

(f)                                              The documents incorporated by reference or deemed to be incorporated in any Preliminary Prospectus, the Disclosure Package or the Prospectus pursuant to Item 12 of the Registration Statement on Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and, when read together and with the other information in the Prospectus, as of the applicable Effective Times of the Registration Statement and any amendment thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)                                           No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction.  No order preventing or suspending the use of any Preliminary Prospectus, the Disclosure Package or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction.  The Transaction Entities do not have any unresolved comments with the staff of the Commission.

(h)                                           The Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Shares and disclosures directly relating thereto will be included in the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Exhibit A.

(i)                                               Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified, provided that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Exhibit A.

(j)                                               Each Issuer Free Writing Prospectus, when considered together with the Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Shares and disclosures directly relating thereto will be included in the Prospectus.

(k)                                            Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act Regulations.  The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.  The Company has retained in accordance with the Securities Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act Regulations.

(l)                                               The Company has not distributed and will not distribute, prior to the later of the last Date of Delivery (as defined below) and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Underwriter or included in Schedule III hereto or the Registration Statement.

(m)                                         The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the condition, financial or otherwise, business, prospects, operations, management, consolidated financial position, net worth, stockholders’ equity or results of operations of the Transaction Entities, the Subsidiaries and the Joint Venture Entities considered as one enterprise or on the use or value of the Properties (as hereinafter defined) as a whole (collectively, a “Material Adverse Effect”), and has all power and authority necessary to own, lease and operate its properties and other assets, to conduct the business in which it is engaged, and to enter into and perform its obligations under this Agreement to which it is a party.

(n)                                           The Company has an authorized capitalization as set forth in each of the Disclosure Package and the Prospectus, and all of the issued capital stock of the Company (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable, have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and not in violation of the preemptive or other similar rights of any security holder of the Company, and conform to the description thereof contained in each of the Disclosure Package and the Prospectus.  Except as disclosed in the Disclosure Package and the Prospectus, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) except for the equity interests in the Operating Partnership (“Units”), there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

(o)                                           The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own, lease and operate its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement to which it is a party.  The Company is the sole general partner of the Operating Partnership.  The Agreement of Limited Partnership of the Operating Partnership, as amended (the “Operating Partnership Agreement”) is in full force and effect, and the aggregate percentage interests of the Company and outside limited partners in the Operating Partnership are as set forth in each of the Disclosure Package and the Prospectus.

(p)                                           Reckson Operating Partnership, L.P. (the “Reckson Operating Partnership”) has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own, lease and operate its properties and other assets, to conduct the business in which it is engaged.  An indirect wholly owned subsidiary of the Company is the sole general partner of the Reckson Operating Partnership, and the Company indirectly owns 100% of Reckson Operating Partnership.  The Agreement of Limited Partnership of the Reckson Operating Partnership, as amended (the “Reckson Operating Partnership Agreement”) is in full force and effect.

(q)                                           All issued and outstanding Units have been duly authorized and validly issued and have been offered and sold or exchanged in compliance in all material respects with all applicable laws (including, without limitation, federal or state securities laws) and not in violation of the preemptive or other similar rights of any security holder of the Operating Partnership.  Except as disclosed in the Disclosure Package and the Prospectus, no Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Units or other securities of the Operating Partnership. The terms of the Units conform in all material respects to statements and descriptions related thereto contained in each of the Disclosure Package and the Prospectus.

(r)                                              The statements in the Disclosure Package and the Prospectus under the headings “Material United States Federal Income Tax Consequences”, “Description of Common Stock”, “Certain Anti-takeover Provisions of Maryland Law”, “Restrictions on Ownership of Capital Stock” and “Underwriting” accurately and fairly summarize the matters therein described.

(s)                                            The Operating Partnership and the Reckson Operating Partnership are the only Subsidiaries that constitute a “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X).  The only Subsidiaries of the Company are (a) the Subsidiaries listed in Exhibit 21.1 to the Form 10-K for the year ended December 31, 2008 and (b) certain other Subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(t)                                              The Shares have been duly and validly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable.  Upon payment of the purchase price and delivery of the Shares in accordance herewith, the Underwriters will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities.  The Shares conform in all material respects to all statements and descriptions related thereto contained in the Disclosure Package and the Prospectus.  The form of the certificates to be used to evidence the Shares will, at the Closing Date and on the applicable Date of Delivery, be in due and proper form and will comply with all applicable legal requirements and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.  The issuance of the Shares is not subject to any preemptive or other similar rights.

(u)                                           (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities; (B) the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (C) the Reckson Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; (D) each of the limited liability operating agreements, stockholders’ agreements or similar joint venture agreements of the Joint Venture Entities (the “Joint Venture Agreements”) has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law; and (E) none of the Transaction Entities or any Subsidiary that holds any interest in any of the Joint Venture Entities is in default under any of the Joint Venture Agreements nor, to the knowledge of the Transaction Entities, is any third-party holder of interests in any of the Joint Venture Entities in default under any of the Joint Venture Agreements.

(v)                                           All of the mezzanine loans of which the Company is the owner, directly or indirectly (the “Mezzanine Loans”), and all of the participation interests in loans of which the Company is the owner, directly or indirectly (the “Participation Interests,” and such loans, together with the Mezzanine Loans, collectively are referred to hereinafter as the “Loans”), are set forth or described in the Prospectus.  Except as disclosed in the Disclosure Package and the Prospectus, the Company is the sole owner and holder of the Mezzanine Loans and Participation Interests.  To the Company’s knowledge, there is no offset, defense, counterclaim or right to rescission by the borrowers with respect to any of the Loans, except for any such offset, defense, counterclaim or right to rescission that would not have a Material Adverse Effect.

(w)                                         The execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby (A) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute (with or without the giving of notice or the passage of time, or both) a default (or give rise to any right of termination, redemption, repurchase, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which any of the Transaction Entities or the Reckson Operating Partnership is a party or by which any of the Transaction Entities or the Reckson Operating Partnership is bound or to which any of the Properties or other assets of any of the Transaction Entities or the Reckson Operating Partnership is subject, (B) will not result in any violation of any of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership or other organizational document of any of the Transaction Entities, the Reckson Operating Partnership or Joint Venture Entities, or (C) will not result in any violation of any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities, Subsidiaries, Joint Venture Entities or any of the Properties, except, with respect to subsections (A) and (C), for any such breach or violation that would not have a Material Adverse Effect.  Except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the New York Stock Exchange, Inc. (“NYSE”), or by the Financial Industry Regulatory Authority, Inc.  (“FINRA”), and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

(x)                                             Except as disclosed in the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(y)                                           Except as described in the Disclosure Package and the Prospectus, no Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, that would be required to be integrated with the sale of the Shares.

(z)                                             (i) Except as would not have a Material Adverse Effect, none of the Company, Subsidiaries, Joint Venture Entities or Properties has sustained, since the date of the latest financial statements included in the Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Disclosure Package and the Prospectus; and (ii) since the date of the latest financial statements included in the Disclosure Package and the Prospectus, there has not been any change in the capital stock or long-term debt of any of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting any of the Properties or the condition, financial or otherwise, or in the business, prospects, operations, management, financial position, net worth, stockholders’ equity or results of operations, whether or not arising from transactions in the ordinary course of business, of the Transaction Entities, Subsidiaries and Joint Venture Entities considered as one enterprise or use or value of the Properties as a whole, other than as set forth or contemplated in the Disclosure Package and the Prospectus.

(aa)                                      The financial statements (including the related notes and supporting schedules) of (A) the Company included in the Registration Statement, the Prospectus or the Disclosure Package (i) present fairly the financial condition, the results of operations, the statements of cash flows and the statements of stockholders’ equity and other information purported to be shown thereby of the Company and its consolidated Subsidiaries, at the dates and for the periods indicated and (ii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and (B) the Reckson Operating Partnership, included in the Registration Statement, the Prospectus or the Disclosure Package (i) present fairly the financial condition, the results of operations, the statements of cash flows and the statements of stockholders’ equity and other information purported to be shown thereby of Reckson and its consolidated subsidiaries, at the dates and for the periods indicated and (ii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The summary and selected financial data included in the Disclosure Package and the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the financial statements so set forth in the Disclosure Package and the Prospectus and other financial information.  Pro forma financial information included in the Disclosure Package and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act Regulations with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.  No other financial statements (or schedules) of the Company, any predecessor of the Company, Reckson or any predecessor of Reckson, as applicable, are required by the Securities Act to be included in the Registration Statement, the Prospectus or the Disclosure Package.  The other financial statistical information and data included in, or incorporated by reference in, the Disclosure Package or the Prospectus, historical and pro forma, have been derived from the financial records of the Company (or its predecessors) or Reckson (or its predecessors), as applicable, and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor) or Reckson (or its predecessors), as applicable.

(bb)                                    Ernst & Young LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, the Prospectus and the Disclosure Package, (A) whose reports appear in (i) the Company’s Annual Reports on Form 10-K/A (Amendment Nos. 1 and 2) for the year ended December 31, 2008 and (ii) the Reckson Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, each of which are incorporated by reference into the Prospectus, and (B) and who have delivered the initial letter referred to in Section 8(h) hereof, are, and during the periods covered by such reports, were, independent public accountants as required by the Securities Act and the Securities Act Regulations.

(cc)                                      (A)                              The Operating Partnership and the Reckson Operating Partnership, directly or indirectly, or any Joint Venture Entity in which any of the Company or the Operating Partnership, directly or indirectly, owns an interest, as the case may be, has good and marketable title fee or leasehold, as the case may be, to each of the interests in the properties and the other assets described in the Disclosure Package and the Prospectus as being directly or indirectly owned by the Operating Partnership, the Reckson Operating Partnership or the applicable Joint Venture Entity, respectively, (the “Properties”), in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Disclosure Package and the Prospectus or those which would not have a Material Adverse Effect; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity, Subsidiaries or Joint Venture Entity which are required to be disclosed in the Disclosure Package or the Prospectus are disclosed therein; (C) except as otherwise described in the Disclosure Package and the Prospectus, none of the Transaction Entities, Subsidiaries or Joint Venture Entities or any tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, or (iii) any ground lease, sublease or operating sublease relating to any of the Properties, and no Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements except with respect to (i), (ii) and (iii) immediately above any such default that would not have a Material Adverse Effect; (D) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; (E) to the knowledge of any of the Transaction Entities, each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a Material Adverse Effect; and (F) no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties.

(dd)                                    The mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

(ee)                                      The Operating Partnership or the Reckson Operating Partnership, as applicable, directly or indirectly, has obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in an amount at least equal to the greater of (a) the mortgage indebtedness of each such Property or (b) the purchase price of each such Property.

(ff)                                          Except as disclosed in the Disclosure Package and the Prospectus or would not result in a Material Adverse Effect:  (A) to the knowledge of the Transaction Entities, the operations of the Transaction Entities, the Reckson Operating Partnership, the Joint Venture Entities and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities, none of the Transaction Entities, the Reckson Operating Partnership, any Joint

Venture Entity or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Transaction Entities, the Reckson Operating Partnership or any Joint Venture Entity has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) none of the Transaction Entities or the Reckson Operating Partnership has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities or the Reckson Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”) or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Transaction Entities or the Reckson Operating Partnership has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

(gg)                                    As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. § 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environments or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

(hh)                                    None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its Subsidiaries or any Joint Venture Entities, and none of them nor any of their directors, officers or employees is connected with the Company or any of its Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

(ii)                                          Except as described or referred to in the Registration Statement, the Prospectus and the Disclosure Package, the Company, the Operating Partnership, the Reckson Operating Partnership, the Subsidiaries and the Joint Venture Entities are insured by licensed insurers against such losses and risks and in such amounts and covering such risks as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Disclosure Package and the Prospectus; the Company, the Operating Partnership, the Reckson Operating Partnership, the Subsidiaries and the Joint Venture Entities are in compliance with the terms of such insurance policies and instruments in all material respects; and neither the Company, the Operating Partnership nor the Reckson Operating Partnership has any reason to believe that it, any Subsidiary or any Joint Venture Entity will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage (to the extent that such renewal is available on a commercially reasonable basis) from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

(jj)                                            Each of the Company, the Subsidiaries and the Joint Venture Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

(kk)                                      Except as described in the Disclosure Package and the Prospectus, there are no actions, suits or proceedings by or before any court or Governmental Authority pending to which any of the Company, its Subsidiaries or any Joint Venture Entity is a party or of which any of the Properties or assets of any of the Transaction Entities, Subsidiaries or Joint Venture Entities is the subject which, if determined adversely to such entities, might have a Material Adverse Effect, and to the knowledge of any of the Transaction Entities, no such proceedings are threatened or contemplated by court or Governmental Authority or threatened by others.

(ll)                                            There are no contracts or other documents which are required to be described in the Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act, the Securities Act Regulations or the Exchange Act Regulations which have not been described in the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Securities Act Regulations.  Neither the Company, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any agreement listed in the exhibits to the Registration Statement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries or any Joint Venture Entities of any other agreement or instrument to which the Company or any of its Subsidiaries or any Joint Venture Entities is a party or by which any of them or their respective properties or businesses may be bound or affected which default or event would have a Material Adverse Effect.

(mm)                                No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities, their Subsidiaries or any Joint Venture Entity on the other hand, which is required to be described in the Disclosure Package or the Prospectus which is not so described.

(nn)                                    No labor disturbance by the employees of any Transaction Entity, their Subsidiaries or any Joint Venture Entity exists or, to the knowledge of the Transaction Entities, is imminent which might have a Material Adverse Effect.

(oo)                                    Each Transaction Entity is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Transaction Entity would have any liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; each “pension plan” for which any Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

(pp)                                    Each of the Transaction Entities, their Subsidiaries or any Joint Venture Entity has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon or otherwise due and payable, and no tax deficiency has been determined adversely to any of the Transaction Entities, their Subsidiaries or any Joint Venture Entity which has had (nor does any Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have a Material Adverse Effect).

(qq)                                    At all times since August 14, 1997, the Company has been and upon the sale of Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust (“REIT”) under the Code and the proposed method of operation of the Company as described in the Disclosure Package and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost.

(rr)                                          Except as described in the Disclosure Package and the Prospectus, neither the Operating Partnership nor the Reckson Operating Partnership is currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s or the Reckson Operating Partnership’s partnership interest, as applicable, or from repaying the Company for any loans or advances made by the Company to the Operating Partnership or the Reckson Operating Partnership.

(ss)                                      Since the date as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus through the date hereof, and except as may otherwise be disclosed in, or contemplated by, the Disclosure Package and the Prospectus no Transaction Entity has (a) issued or granted any securities, (b) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (c) entered into any transaction not in the ordinary course of business or (d) except for regular quarterly dividends on the Company’s Common Stock and preferred stock, and regular distributions on the Units, declared or paid any dividend or distribution on its capital stock, Units or other form of ownership interests.

(tt)                                          Except as described in the Disclosure Package and the Prospectus, with respect to stock options or other equity incentive grants (collectively, “Awards”) granted subsequent to the adoption of the Sarbanes-Oxley Act on July 31, 2002 pursuant to the equity-based compensation plans of either of the Transaction Entities and their Subsidiaries (the “Equity Plans”), (i) no stock options have been granted with an exercise price based upon a price of the Common Shares of the Company on a date occurring prior to either (A) the business day immediately preceding the date of approval of such grant or (B) the date of approval of such grant, (ii) each such grant was made in accordance with the material terms of the Equity Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, and (iii) each such grant has been properly accounted for in accordance with generally accepted accounting principles in the financial statements (including the related notes) of each of the Transaction Entities and disclosed in each of the Transaction Entities’ filings with the Commission to the extent required to be disclosed.

(uu)                                    Each Transaction Entity (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(vv)                                    None of the Company, its Subsidiaries or any Joint Venture Entity (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, except, with respect to any Joint Venture Entity, for any such violation which would not have Material Adverse Effect, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default (or give rise to any right of termination, redemption, repurchase, cancellation or acceleration), in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject, except for any such default which would not have a Material Adverse Effect, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business except for any such violation which would not have a Material Adverse Effect.

(ww)                                None of the Company, its Subsidiaries or any Joint Venture Entity, nor any director, officer, agent, employee or other person associated with or acting on behalf of such entity, has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xx)                                        Neither the Company nor the Operating Partnership is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus neither will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(yy)                                    Other than this Agreement and as set forth in the Prospectus under the heading “Underwriting,” there are no contracts, agreements or understandings between any Transaction Entity and any person that would give rise to a valid claim against any Transaction Entity or the Underwriters for a brokerage commission, finder’s fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(zz)                                        The Company intends to apply the net proceeds from the sale of the Shares being sold by the Company in accordance with the description set forth in the Prospectus under the caption “Use of Proceeds.”

(aaa)                                Each of the Company, its Subsidiaries and the Joint Venture Entities possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where failure to possess any such Governmental Licenses would not result in a Material Adverse Effect; the Company, its Subsidiaries and the Joint Venture Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and none of the Company, its Subsidiaries and the Joint Venture Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(bbb)                             None of the Transaction Entities, nor any of their respective trustees, directors, officers, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ccc)                                The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that (A) the material information relating to the Company, including its consolidated subsidiaries, is made known to each of the Company’s principal executive officer and principal financial officer by others within those entities, particularly during the preparation of the Prospectus Supplement and (B) the information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms; (ii) have been evaluated for effectiveness as of the date of the filing of the Prospectus

Supplement with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

(ddd)                             Based on its evaluation of its internal control over financial reporting, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, except (a) as disclosed in the Disclosure Package and the Prospectus and (b) for a non-reportable significant deficiency identified in connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was fully remediated as of March 31, 2009.  Subject to the foregoing, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses since the end of the Company’s most recent audited fiscal year.

(eee)                                There is and has been no failure on the part of the Transaction Entities and any of the Transaction Entities’ trustees or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, to the extent such rules and regulations are applicable.

2.                                       Purchase of the Shares by the Underwriters.

(a)                                  Initial Shares.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per Share set forth in Schedule I, the number of Initial Shares set forth in Schedule A opposite the name of such underwriter, plus any additional number of Initial Shares which such underwriter may become obligated to purchase pursuant to the provisions of Section 15 hereof.

(b)                                 Option Shares.  In addition, on the basis of the representations and warranties contained in, and subject to the terms of conditions of, this Agreement, the Company hereby grants to the Underwriters, severally and not jointly, an option to purchase from the Company all or any part of the Option Shares at the purchase price set forth in Schedule I.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days (nor earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

3.                                       Offering of Shares by the Underwriters.

Upon authorization by the Representative of the release of the Shares, the Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.                                     Delivery of and Payment for the Shares.

(a)                                  Initial Shares.  Delivery of and payment for the Initial Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other date or place as shall be determined by agreement between the Representative and the Company, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement (unless postponed in accordance with the provisions of Section 15).  This date and time are sometimes referred to as the “Closing Date.”  On the Closing Date, the Company shall deliver or cause to be delivered certificates or book-entry credits representing the Initial Shares to the Representative for the account of the Underwriters against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.

Upon delivery, the Initial Shares shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the Closing Date.  For the purpose of expediting the checking and packaging of the certificates for the Initial Shares, if any, the Company shall make any such certificates representing the Initial Shares available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

(b)                                 Option Shares.  In addition, delivery of and payment for the Option Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other date or place as shall be determined by agreement between the Representative and the Company, at 10:00 A.M., New York City time, on each Date of Delivery.  On each Date of Delivery, the Company shall deliver or cause to be delivered certificates or book-entry credits representing the Option Shares being purchased to the Representative for the account of the Underwriters against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.

Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the Date of Delivery.  For the purpose of expediting the checking and packaging of the certificates for the Initial Shares, if any, the Company shall make any such certificates representing the Initial Shares available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Date of Delivery.

(c)                                  It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Shares and the Option Shares, if any, which it has agreed to purchase.  Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Shares or the Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

5.                                       Further Agreements of the Company.  The Company agrees:

(a)                                  To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus or any Issuer Free Writing Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, or the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)                                 To furnish promptly to the Representative and to counsel for the Underwriters, upon request, a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)                                  To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including consents and exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the date hereof in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Preliminary Prospectus or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Preliminary Prospectus or the Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Preliminary Prospectus or the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Preliminary Prospectus or the Prospectus which will correct such statement or omission or effect such compliance.  The aforementioned documents furnished to the Representative and the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; the Company will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act;

(d)                                 During the period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (the “Prospectus Delivery Period”), to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Representative or counsel to the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission;

(e)                                  During the Prospectus Delivery Period, prior to preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus pursuant to Rule 424 of the Securities Act Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the preparation, use, authorization, approval, reference or filing thereof;

(f)                                    During the Prospectus Delivery Period, if, at any time after the date hereof, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission, and subject to paragraph (e) above, file with the Commission (to the extent required) such amendments or supplements to the Disclosure Package; and (iii) supply any amendment or supplement to the Representative in such quantities as the Representative may reasonably request;

(g)                                 The Company will make generally available to its security holders as soon as practicable but no later than 60 days after the close of the period covered thereby an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations), which need not be certified by independent certified public accountants unless required by the Securities Act or the Securities Act Regulations, covering a twelve-month period commencing after the “effective date” (as defined in said Rule 158) of the Registration Statement;

(h)                                 The Company will furnish to the Underwriters, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act such number of copies of any Preliminary Prospectus or the Prospectus (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act or the respective applicable rules and regulations of the Commission thereunder;

(i)                                     For a period of five years following the Effective Date, to furnish to the Representative, upon request, copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, unless filed with the Commission and publicly available on EDGAR;

(j)                                     Promptly from time to time to take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares by the Representative;

(k)                                  From the date of this Agreement through, and including, the 30th day after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any shares of Common Stock or securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, the Common Stock or any such substantially similar securities without the prior written consent of the Representative, other than (i) the Shares, (ii) shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans, dividend reinvestment plans or other employee compensation plans existing on the date hereof, (iii) sales or offers in private placement transactions to, or in direct public placements to, sellers relating to acquisition of real property or interests therein, including mortgage or leasehold interests, or in conjunction with any joint venture transaction, made to any seller of such real property or such joint venture interest; (iv) issue any shares of Common Stock upon redemption of units of limited partnership interest in the Operating Partnership (“OP Units”), but only with respect to OP Units outstanding as of the date of this Agreement; (v) shares issued upon exchange of (A) the Operating Partnership’s 3.00% exchangeable senior notes due 2027 or (B) the Reckson Operating Partnership’s 4.00% exchangeable senior debentures due June 15, 2025 (together, the “Exchangeable Notes”); or (vi) the repurchase and retirement by the Company of any of the Exchangeable Notes for consideration of cash;

(l)                                     To use its best efforts to effect and maintain the listing of the Shares on the NYSE;

(m)                               To take such steps as shall be necessary to ensure that neither the Company nor the Operating Partnership shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(n)                                 The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code;

(o)                                 Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Disclosure Package or the Prospectus, neither the Company nor the Operating Partnership will (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and (b) until the Closing Date, (i) sell, bid for or purchase the Shares or pay any person any compensation for soliciting purchases of the Shares or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company; and

(p)                                 To retain in accordance with Rule 433(d) or (f) of the Securities Act Regulations all Issuer Free Writing Prospectuses that are not required to be filed with the Commission pursuant to the Securities Act Regulations.

6.                                       Expenses.  The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement to the Prospectus; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), and the costs incident to the preparation, printing, filing and distribution of any

Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement to the Prospectus and any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the filing fees, if any, incident to securing any required review by the FINRA of the terms of sale of the Shares; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) the costs of preparing certificates for the Shares; (i) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; (j) the costs and charges of any dividend disbursing agent; (k) the costs and charges of any transfer agent and registrar; (l) any expenses incurred by the Company in connection with a “road show” presentation to potential investors, if any; (m) the fees and disbursements of the Company’s counsel and accountants; and (n) the performance of the Company’s other obligations hereunder (including, without limitation, costs incurred in closing the purchase of the Option Shares, if any); provided that, except as expressly provided in this Section 6, Section 10 and Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

7.                                       Certain Agreements of the Underwriters.  The Underwriters each agree that it shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company, and not superseded or corrected by a document subsequently filed by the Company, with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 7, shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

8.                                       Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date and on each Date of Delivery (if any), of the representations and warranties of the Transaction Entities contained herein, to the accuracy of the statements of the Company and the Operating Partnership and their Subsidiaries made in any certificates delivered pursuant to the provisions hereof, to the performance by each Transaction Entity of its obligations hereunder, and to each of the following additional terms and conditions:

(a)                                  If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rule 424 under the Securities Act Regulations shall have been timely made; the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Transaction Entities, or the Representative, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representative.

(b)                                 Subsequent to the effective date of this Agreement, there shall not have occurred (i) any material adverse change in or affecting any of the Properties or in the condition, financial or otherwise, business, prospects, operations, management, consolidated financial position, net worth, stockholders’ equity or results of operations, whether or not arising from transactions in the ordinary course of business, of the Transaction Entities and the Subsidiaries and Joint Venture Entities considered as one enterprise or on the use or value of the Properties as a whole, (ii) any change or decrease specified in the letter referred to in paragraph (h) of this Section 8 which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Disclosure Package and the Prospectus, (iii) any downgrading, or any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company, the

Operating Partnership or any of their Subsidiaries (other than the Reckson Operating Partnership) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, or (iv) any event or development relating to or involving any of the Transaction Entities, Subsidiaries, Joint Venture Entities, or any partner, officer, director or trustee thereof, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Transaction Entities and their counsel or the Representative and counsel for the Underwriters, requires the making of any addition to or change in the Disclosure Package or the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Disclosure Package or the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Shares.

(c)                                  All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative its written opinion and letter, as counsel to the Transaction Entities, addressed to the Underwriters and dated the Closing Date and each Date of Delivery (if any), in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, in the form set forth in Exhibit B hereto.

(e)                                  Venable LLP shall have furnished to the Representative its written opinion, as Maryland counsel to the Company, addressed to the Underwriters and dated the Closing Date and each Date of Delivery (if any), in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, in the form set forth in Exhibit C hereto.

(f)                                    Greenberg Traurig, LLP shall have furnished to the Representative its written opinion, as tax counsel to the Transaction Entities, addressed to the Underwriters and dated the Closing Date and each Date of Delivery (if any), in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect that:

i.                                          Commencing with its taxable year ended December 31, 2001, the Company was organized and has been operated in conformity with the requirements for qualification and taxation as a REIT under the Code and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

ii.                                       The Operating Partnership is classified as a partnership and not as (a) an association taxable as a corporation or (b) a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.

iii.                                    The statements contained in the Prospectus under the captions “Material United States Federal Income Tax Consequences” and “Restrictions on Ownership of Capital Stock,” that describe applicable U.S. federal income tax law are correct in all material respects as of the Closing Date and each Date of Delivery (if any).

(g)                                 The Representative shall have received from Hogan & Hartson L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and each Date of Delivery (if any), with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)                                 At the time of execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter in connection with its auditing of the financial statements of the Company, Rock-Green, Inc. (“Rock-Green”) and Reckson Operating Partnership, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of

Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date hereof), the conclusions and findings of such firm with respect to the Company’s, Rock-Green’s and Reckson Operating Partnership’s financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings as contemplated in the Statement on Auditing Standards No. 72.

(i)                                     With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated the Closing Date and each Date of Delivery (if any) (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the Company initial letter.

(j)                                     The Company and the Operating Partnership shall have furnished to the Representative a certificate, dated the Closing Date and each Date of Delivery (if any), of its, or its general partner’s, Chief Executive Officer and Chief Financial Officer stating that:

(i)                                      The representations, warranties and agreements of the Transaction Entities in Section 1 are true and correct as of the Closing Date or the Date of Delivery (if any), as applicable; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 8(a) and (b) have been fulfilled; and

(ii)                                   They have carefully examined the Registration Statement, the Prospectus and the Disclosure Package, and, in their opinion (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Closing Date, or (3) the Disclosure Package, as of the Applicable Time, did not and do not include any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, except, in the case of the Disclosure Package, that the price of the Shares and disclosures directly relating thereto are included in the Prospectus and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k)                                  On the Closing Date and each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(l)                                     At the date of this Agreement, the Representative shall have received a lock up agreement substantially in the form of Exhibit D hereto signed by each of the persons listed on Exhibit E hereto.

(m)                               The Company and the Operating Partnership shall have furnished or caused to be furnished to you such further certificates and documents as the Representative or counsel to the Underwriters shall have reasonably requested.

(n)                                 The Shares shall have been approved for listing, upon official notice of issuance, on the NYSE.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

Any certificate or document signed by any officer of the Transaction Entities or any of their Subsidiaries and delivered to the Representative, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Transaction Entities to each Underwriter as to the statements made therein.

9.                                       Effective Date of Agreement.

This Agreement shall become effective:  (i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission.

10.                                 Indemnification and Contribution.

(a)                                  The Transaction Entities, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, or the Prospectus as amended or supplemented or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter and set forth on Schedule III attached hereto or (D) any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectus, in light of the circumstances under which they are made) not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Transaction Entities shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus and the Prospectus as amended or supplemented or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Transaction Entities by any Underwriter through the Representative expressly for use therein, which information is set forth in Exhibit A hereto.

(b)                                 Each Underwriter severally will indemnify and hold harmless each of the Transaction Entities against any losses, claims, damages or liabilities to which such Transaction Entity may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus and the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, in light of the circumstances under which they are made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, any Issuer Free Writing Prospectus, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus and the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to such Transaction Entity by an Underwriter through the Representative expressly for use therein, which information is set forth in Exhibit A hereto; and severally will reimburse the Transaction Entities for any legal or other expenses reasonably incurred by the Transaction Entities in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection except to the extent it has been materially prejudiced by such failure.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party in respect of such losses, claims, damages or liabilities (or actions in respect thereto), contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Transaction Entities bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Transaction Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the applicable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(e)                                  The obligations of the Transaction Entities under this Section 10 shall be in addition to any liability which the Transaction Entities may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 10 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Transaction Entities and to each person, if any, who controls the Transaction Entities within the meaning of the Securities Act.

11.                                 Termination.  The obligations of the Underwriters hereunder may be terminated by notice from the Representative given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the following events shall have occurred or if the Representative shall decline to purchase the Shares for any reason permitted under this Agreement:

(a) (i) Any of the Transaction Entities or any Property shall have sustained, since the date of the latest financial statements included in the Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since the date of the latest financial statements included or incorporated by reference in the Disclosure Package and the Prospectus there shall have been any change in the capital stock or long-term debt of any Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property or the general affairs, management, financial position, stockholders’ equity or results of operations of any Transaction Entity, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Disclosure Package and the Prospectus;

(b)                                 Subsequent to the execution and delivery of this Agreement there shall have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices shall have been established on any such exchange or such market by the Commission, FINRA or such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change or development involving a prospective substantial change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Representative impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Disclosure Package and the Prospectus; or

(c)                                  The Transaction Entities shall have failed at or prior to the Closing Date or any Date of Delivery to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date or such Date of Delivery.

12.                                 Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any condition specified in Sections 11(a) or (c) hereof required to be fulfilled by the Transaction Entities is not fulfilled, the Transaction Entities will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall pay the full amount thereof to the Underwriters.

13.                                 No Fiduciary Obligation.  The Transaction Entities acknowledge and agree that in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Transaction Entities and any other person, on the one hand, and the Underwriters, on the other, exists with respect to the offering of the Shares or the transactions contemplated by this Agreement; (ii) the Underwriters are not acting as advisor, expert or otherwise, to the Transaction Entities including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Transaction Entities, on the one hand, and the Underwriters, on the other with respect to the offering of the Shares or the transactions contemplated by this Agreement, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Transaction Entities shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and its affiliates may have interests that differ from those of the Transaction Entities.  The Transaction Entities hereby waive any claims that the Transaction Entities may have against the Underwriters with respect to any breach of fiduciary duty in connection with the offering of the Shares or the transactions contemplated by this Agreement.

14.                                 Research Analyst Independence. The Transaction Entities acknowledge that the Underwriters’ research analysts and research departments are required to be independent from its investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Transaction Entities and/or the offering of the Shares that differ from the views of their investment banking divisions.  The Transaction Entities hereby waive and release, to the fullest extent permitted by law, any claims that the Transaction Entities may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Transaction Entities by such Underwriters’ investment banking divisions.  The Transaction Entities acknowledge that each Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

15.                                 Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)                                     if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)                                  if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 15.

16.                                 Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                  if to the Representative, shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated , One Bryant Park, New York, NY 10036, Facsimile:  (646) 855 3073, Attention:  Syndicate Department; with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Facsimile:  (212) 230-8730, Attention:  ECM Legal.

(b)                                 if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the Company, 420 Lexington Avenue, New York, New York 10170, Attention: Marc Holliday and Andrew Levine (Fax:  (212) 216-1785).

17.                                 Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities, and their respective personal representatives and successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of directors and officers of the Underwriters and any person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors and officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18.                                 Survival.  The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19.                                 Definition of the Terms “Business Day” and “Subsidiary”.  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Securities Act Regulations.

20.                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York.

21.                                 Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22.                                 Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Representative, please indicate your acceptance in the space provided for that purpose below.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

Very truly yours,

SL GREEN REALTY CORP.

By:	/s/ Andrew Levine
Name: Andrew Levine
Title: Executive Vice President

SL GREEN OPERATING PARTNERSHIP, L.P.

By:	SL Green Realty Corp.,
its general partner

	By:	/s/ Andrew Levine
Name: Andrew Levine
Title: Executive Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By	/s/ Jeffrey Horowitz
Authorized Signatory
For itself and as Representative of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Number of Initial Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,270,000
Morgan Stanley & Co. Incorporated	2,210,000
Deutsche Bank Securities Inc.	2,040,000
Citigroup Global Markets Inc.	1,870,000
Goldman, Sachs & Co.	1,700,000
J.P. Morgan Securities Inc.	1,700,000
Wachovia Capital Markets, LLC	1,020,000
Barclays Capital Inc.	340,000
ING Financial Markets LLC	340,000
Scotia Capital (USA) Inc.	340,000
BNY Mellon Capital Markets, LLC	170,000

Total	17,000,000

SCHEDULE I

Title of Shares:  Common Stock, par value $0.01 per share

Number of Initial Shares:   17,000,000

Number of Option Shares:  2,550,000

Purchase Price by Underwriters:  $337,759,400

Form of Designated Shares:

Book-entry only form represented by one or more global securities deposited with The Depositary Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Underwriters at least twenty-four hours prior to the Closing Date and each Date of Delivery (if any) at the office of DTC.

Specified Funds for Payment of Purchase Price:

Federal (same-day) funds

Time of Delivery:

10:00 a.m. (New York City time), May 15, 2009

Closing Location:

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036

Names and addresses of Representative:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

SCHEDULE II

Issuer Free Writing Prospectuses Forming Part of the Disclosure Package

None.

SCHEDULE III

Permitted Issuer Information contained in any Free Writing Prospectuses Used or Referred to by the Underwriters

None.

SCHEDULE IV

Public offering price: $20.75 per share

Offering Size: 17,000,000 shares (19,550,000 shares if the underwriters’ option to purchase additional shares is exercised in full)

Net Proceeds to the Company: (after deducting underwriting discounts, commissions and transaction expenses): $336,759,400 ($387,423,310 assuming the underwriters’ option to purchase additional shares is exercised in full).